Exhibit 99.1

Alta Equipment Holdings Inc. Announces Entry into Definitive Agreements to Acquire Liftech Equipment Companies, Inc. and FlaglerCE Holdings, LLC

Equipment Dealerships Expand Footprint in New York, Vermont, Florida and Georgia

Livonia, MI, February 4, 2020 – Alta Equipment Holdings Inc. (“Alta”), a leading provider of premium industrial and construction equipment and related services, announced today that it has signed definitive agreements to acquire each of Liftech Equipment Companies, Inc. (“Liftech”) and FlaglerCE Holdings, LLC (“Flagler”). Liftech is the Hyster-Yale Materials Handling, Inc. (“Hyster-Yale”) and JCB Co., Ltd. (“JCB”) dealer in Upstate New York and Vermont, and Flagler is the AB Volvo (“Volvo”) dealer in Florida and portions of Georgia. Liftech and Flagler are expected to add over $220 million of aggregate annual revenue to Alta’s combined business.

As previously announced, Alta has entered into a definitive agreement with B. Riley Principal Merger Corp. (NYSE: BRPM, BRPM.U and BRPM WS) (“BRPM”), a publicly-traded special purpose acquisition company, whereby Alta will become a wholly-owned subsidiary of BRPM. BRPM has scheduled a stockholder meeting for Tuesday, February 11, 2020 relating to the approval by its stockholders of the business combination with Alta (the “business combination”) and certain related matters. Alta and BRPM expect to close the business combination shortly after the special meeting, subject to the approval of BRPM’s stockholders and other closing conditions.

The acquisitions of Liftech and Flagler are contingent upon the closing of the business combination and are expected to be funded by the equity and debt proceeds raised in connection with the business combination. Alta expects to close the acquisitions of Liftech and Flagler concurrently with the closing of the business combination.

“The Liftech and Flagler acquisitions provide further scale to our business and are consistent with our strategy to expand our geographic footprint and grow in the industrial and construction markets,” said Ryan Greenawalt, Alta’s Chief Executive Officer. “They present a great opportunity to drive our aftermarket parts sales and service support businesses while increasing our number of skilled technicians in key geographic markets. Both Liftech and Flagler are well respected companies in the heavy equipment market and we look forward to welcoming all of their employees to the Alta family.”

The terms of the acquisitions of Liftech and Flagler were not disclosed.

About Alta Equipment Holdings Inc.

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. Through its branch network, Alta sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, cranes, earthmoving equipment and other industrial and construction equipment. Alta has operated as an equipment dealership for 35 years and has developed a branch network that includes 31 total locations in Michigan, Illinois, Indiana, Massachusetts, Maine, Connecticut and New Hampshire. Alta offers its customers a one-stop-shop for most of their equipment needs by providing sales, parts, service, and rental functions under one roof. More information can be found at www.altaequipment.com.

About Liftech Equipment Companies, Inc.

Liftech is engaged in the sales, rental and servicing of industrial lift trucks, construction equipment and industrial cleaning systems. Liftech’s primary market area is Upstate New York, Vermont and Massachusetts. Liftech is an authorized dealer of Hyster-Yale, JCB, Trackmobile, Inc. and Doosan Portable Power for the sale and service of each company’s products.

About FlaglerCE Holdings, LLC

Flagler’s primary operating activities include the sale, rental and servicing of heavy construction equipment. Flagler conducts business in seven branches in Florida. Flagler’s customers operate primarily in the construction, land development, mining and paving industries. Flagler operates under various construction equipment distributorships, including with Volvo. These distributor agreements provide Flagler with certain exclusive rights to sell manufacturers’ equipment and parts and perform authorized service within assigned territories.

About B. Riley Principal Merger Corp.

BRPM is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. BRPM raised $143.75 million in its initial public offering and began trading on the New York Stock Exchange in April 2019. Its shares of Class A common stock, units and warrants trade under the ticker symbols “BRPM,” “BRPM.U” and “BRPM WS,” respectively.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, BRPM has filed a definitive proxy statement on January 23, 2020 with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement and other relevant documents have been sent or given to the stockholders of BRPM as of January 16, 2020, the record date established for voting on the proposed business combination, and contain important information about the proposed business combination and related matters. BRPM stockholders and other interested persons are advised to read the definitive proxy statement and any amendments thereto in connection with BRPM’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination, because the proxy statement contains important information about BRPM, Alta and the proposed business combination. The definitive proxy statement has been mailed to BRPM stockholders as of the record date established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by BRPM when and if available, can be obtained free of charge by directing a written request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Participants in the Solicitation

BRPM and Alta and their respective directors and executive officers may be deemed participants in the solicitation of proxies of BRPM stockholders in connection with the proposed business combination. Information about such persons, including their names and a description of their interests in BRPM, Alta and the proposed business combination, as applicable, are set forth in the proxy statement for the proposed business combination. The proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: Alta’s ability to effect the acquisitions of each of Liftech and Flagler; the parties’ ability to effect the business combination; the benefits of the acquisitions of Liftech and Flagler (the “acquisitions”) and of the business combination; the future financial performance of BRPM following the business combination; and changes in Alta’s, Liftech’s and Flagler’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and BRPM and Alta do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger relating to the business combination (as the same may be amended from time to time, the “Merger Agreement”) or the acquisitions; (2) the outcome of any legal proceedings that may be instituted against BRPM or Alta following announcement of the proposed business combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement or the acquisitions due to the failure to obtain approval of the stockholders of BRPM or satisfy other conditions to the closing of the proposed business combination; (4) the ability to obtain or maintain the listing of the Company’s shares of Class A common stock on the New York Stock Exchange following the proposed business combination; (5) the risk that the proposed business combination or the acquisitions disrupt the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination or the acquisitions, which may be affected by, among other things, competition, the ability of the Company business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination or acquisitions; (8) changes in applicable laws or regulations; (9) the possibility that BRPM, Alta, Liftech or Flagler may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by BRPM with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in BRPM’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts:

For Alta:

Investors:

Bob Jones / Taylor Krafchik

Ellipsis

IR@altaequipment.com

(646) 776-0886

Media:

Glenn Moore

Alta Equipment

glenn.moore@altaequipment.com

(248) 305-2134

For B. Riley Principal Merger Corp.:

Investors:

Daniel Shribman

dshribman@brileyfin.com

(212) 457-3300

Media:

Jo Anne McCusker

jmccusker@brileyfin.com

(646) 885-5425

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